UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2013

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2013, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), issued a press release announcing that Saiyid T. Naqvi has been elected to Freddie Mac’s Board of Directors (the Board), effective as of that date. Naqvi will serve on the Business and Risk Committee and the Compensation Committee of the Board.

A copy of this press release is filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Naqvi, age 63, has a national reputation as a seasoned financial executive with proven leadership experience and detailed knowledge of mortgage and consumer financial operations. Naqvi brings to the Board a deep background in risk and operational management.

Naqvi led PNC Mortgage Corporation of America as president and chief executive officer between 1995 and 2001, when PNC Financial Services Group, Inc. sold off its mortgage business. In 2009, Naqvi returned to supervise the bank’s integration of National City Mortgage Company and to head the newly constituted PNC Mortgage as president and chief executive officer. PNC Mortgage operates as a division of PNC Bank, National Association, which is a subsidiary of PNC Financial Services Group. Until his departure in April 2013, Naqvi was responsible for management of PNC Mortgage’s $121 billion portfolio and national network of 91 retail mortgage offices. Between 2001 and 2009, he held a number of leadership positions, including president of Harley-Davidson Financial Services, Inc., chief executive officer of DeepGreen Financial, Inc., and president and chief financial officer of Setara Corporation.

Naqvi served on the board of Genworth Financial, Inc., an insurance holding company, from 2005-2009, where he was a member of the Audit Committee and the Public Affairs Committee. He was also a director of Hanover Capital Mortgage Holdings, Inc., a real estate investment trust, from 1998-2003.

Naqvi will receive compensation as a non-executive director of Freddie Mac as described in the Report on Form 8-K filed by Freddie Mac on December 23, 2008 and the Board Compensation Schedule attached as Exhibit 10.1 thereto, which Exhibit is incorporated herein by reference.

Freddie Mac will enter into an indemnification agreement with Naqvi, effective as of August 6, 2013. A copy of the form of indemnification agreement is attached as Exhibit 10.2 to Freddie Mac’s Report on Form 8-K filed on December 23, 2008 and is incorporated herein by reference. For a description of this indemnification agreement, see Freddie Mac’s Form 10-K filed on February 28, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release, dated August 6, 2013, issued by Freddie Mac

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: August 6, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated August 6, 2013, issued by Freddie Mac